UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2019

Commission File Number 1-13610

CIM COMMERCIAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600,
Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Securities Registered Pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 30, 2019, Union Square 941 Property LP, Union Square 825 Property LP and Union Square Plaza Owner LP, all of which are indirect subsidiaries of CIM Commercial Trust Corporation (the “Company”), completed the previously announced sale to Network Realty Partners, LLC of the following properties located in Washington, D.C. (collectively, the “Union Square Properties”): 999 North Capitol St. NE, 899 North Capitol St. NE and 901 North Capitol St. NE.  The aggregate contract sales price was $181,000,000.

The description of the purchase and sale agreement for the Union Square Properties contained herein is not complete and is qualified in its entirety by reference to the full text of such agreement. A copy of the purchase agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b)           Pro Forma Financial Information.

The following pro forma financial information (unaudited) of the Company, and the related notes thereto, after giving effect to the sale of the Union Square Properties, are furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2019.

Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2019.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018.

Such financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale of the Union Square Properties actually been consummated on the dates indicated in such pro forma financial statements and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.

(d)           Exhibits.

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated as of June 18, 2019, by and among Union Square 941 Property LP, Union Square 825 Property LP, Union Square Plaza Owner LP and Network Realty Partners, LLC.

99.1	Unaudited Pro Forma Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 5, 2019

CIM COMMERCIAL TRUST CORPORATION

By:	/s/ Nathan D. DeBacker
Nathan D. DeBacker, Chief Financial Officer